UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-21380

Flaherty & Crumrine Total Return Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  August 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE Total Return Fund

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Preferreds performed well in the third fiscal quarter1, bringing total return for the year just back into positive territory. While these returns have not kept pace with returns in recent years, preferreds continue to outperform certain areas of the fixed income market. Total return2 on net asset value (“NAV”) was 2.2% for the quarter, and 0.3% for the first nine months of fiscal 2018. Total return on market price over the same periods was 3.5% and -2.5%, respectively.

By most accounts, it has been a challenging year for corporate bond investments. As the current economic cycle has matured, interest rates rose modestly and credit spreads gradually widened. The yield curve flattened as the Federal Reserve methodically raised its benchmark rate while the long end of the Treasury yield curve moved up only modestly given a limited increase in broad-based inflation and subdued expectations for long-term economic growth. Over the first nine months of the Fund’s fiscal year, the Bloomberg Barclays U.S. Aggregate Index returned -0.5%, while the Bloomberg Barclays Long U.S. Credit Index returned -2.7%.

Preferreds outperformed these fixed-income benchmarks for a few key reasons. First, duration is moderate for many preferreds – and for the Fund’s portfolio specifically. We won’t repeat the merits of fixed-to-float preferreds here, but as previously discussed they offer attractive yields with intermediate duration. Owning both fixed-rate and fixed-to-float preferreds allows for management of portfolio duration despite the long-term nature of the Fund’s investments.

Second, an issuer’s preferreds generally yield more than its corporate bonds. The Fund’s strategy is to identify investment-grade issuers and invest down the capital structure (into preferreds) to earn extra yield for what is, in most cases, similar default risk. For issuers with solid credit quality, preferreds have consistently outperformed corporate bonds over a credit cycle. Over time, higher yields can make up for a lot of principal change and dampen effects of higher interest rates.

Outperformance of preferreds over other fixed income securities has been even better when considered after-tax. If shareholders missed our discussion on taxes in the semi-annual report dated May 31, 2018, we encourage a read. Most preferreds offer tax-advantaged income, which further enhances the extra yield earned for subordination (i.e. being lower in the capital structure than senior debt).

We believe the case for preferreds as an income investment remains largely intact, with a combination of higher relative yields, tax advantages, and benign credit conditions. Returns may be bumpy as markets navigate a late-cycle economy (albeit one that’s currently showing few signs of weakness) and an active Federal Reserve. For fixed-income investors, however, preferreds’ combination of credit quality, intermediate duration and yield should remain attractive.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

September 30, 2018

1 June 1, 2018 – August 31, 2018

2 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OVERVIEW August 31, 2018 (Unaudited)

Fund Statistics
Net Asset Value	$20.60
Market Price	$19.70
Discount	4.37%
Yield on Market Price	7.25%
Common Stock Shares Outstanding	9,958,104

Security Ratings**	% of Net Assets†
BBB	56.0%
BB	33.2%
Below “BB”	1.1%
Not Rated***	8.5%

Portfolio Rating Guidelines	% of Net Assets†
Security Rated Below Investment Grade By All****	33.3%
Issuer or Senior Debt Rated Below Investment Grade by All*****2.6%

**Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

***Excludes common stock and money market fund investments and net other assets and liabilities of 1.2%.

****Security rating below investment grade by all of Moody’s, Standard & Poor’s, and Fitch Ratings.

*****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories*	% of Net Assets†

Communication 0.6%
REITs 0.1%
Utilities 6.4%
Other 4.8%
Energy 7.6%
Insurance 21.5%
Banking & Financial Services 59.0%

*Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets†
JPMorgan Chase & Co	4.7%
MetLife Inc	4.6%
Wells Fargo & Company	4.2%
PNC Financial Services Group Inc	4.1%
Citigroup Inc	3.8%
Liberty Mutual Group	3.7%
BNP Paribas	3.5%
Morgan Stanley	3.4%
Enbridge Energy Partners	3.0%
Fifth Third Bancorp	3.0%

% of Net Assets******†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	43%

******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†Net Assets includes assets attributable to the use of leverage.

Shares/$ Par	Value

Preferred Securities§ — 93.8%
Banking — 56.1%

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS August 31, 2018 (Unaudited)

$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$2,652,000	**(1)(2)
$3,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 then SW5 + 3.87%	2,653,710	**(1)(2)
$710,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	723,845	**(2)
$2,550,000	Bank of America Corporation, 5.875% to 03/15/28 then 3ML + 2.931%, Series FF	2,553,187	*(1)
	Barclays Bank PLC:
84,112	8.125%, Series 5	2,223,921	**(1)(2)
$1,345,000	7.75%, to 09/15/23 then SW5 + 4.842%	1,360,199	**(2)
$3,220,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	3,350,503	**(1)(2)
	BNP Paribas:
$560,000	7.00%, to 08/16/28 then SW5 + 3.98%, 144A****	561,400	**(2)
$7,830,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	8,254,777	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,130,000	**(1)(2)
	Capital One Financial Corporation:
2,910	6.00%, Series B	74,656	*
17,022	6.00%, Series H	448,104	*
15,436	6.20%, Series F	404,732	*
28,100	6.70%, Series D	741,418	*(1)
	Citigroup, Inc.:
$1,120,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,142,064	*
227,619	6.875% to 11/15/23 then 3ML + 4.13%, Series K	6,340,327	*(1)
155,338	7.125% to 09/30/23 then 3ML + 4.04%, Series J	4,420,143	*(1)
	CoBank ACB:
15,300	6.125%, Series G, 144A****	1,537,650	*
17,500	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	1,872,500	*
25,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	2,612,500	*(1)
$609,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	648,585	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	1,000	(3)(4)††
$395,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	420,160	**(2)
334,976	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	9,360,904	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, 3ML + 0.85%, min 3.75%, 3.75%(5),144A****	682,591	*
3	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	3,888,000
	Goldman Sachs Group:
$2,700,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	2,560,928	*(1)
$390,000	5.70% to 05/10/19 then 3ML + 3.884%, Series L	395,893	*
60,000	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,633,800	*(1)
	HSBC Holdings PLC:
$500,000	6.00% to 05/22/27 then ISDA5 + 3.746%	485,650	**(2)
$4,265,000	6.50% to 03/23/28 then ISDA5 + 3.606%	4,179,700	**(1)(2)
$1,370,000	6.875% to 06/01/21 then ISDA5 + 5.514%	1,429,937	**(1)(2)
$1,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	2,089,500	(1)(2)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

Shares/$ Par	Value

Preferred Securities — (Continued)
Banking — (Continued)

	Huntington Bancshares, Inc.:
140,000	6.25%, Series D	$3,721,200	*(1)
$1,400,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	1,399,125	*(1)
30,000	ING Groep NV, 6.375%	770,400	**(2)
	JPMorgan Chase & Company:
61,469	6.70%, Series T	1,599,423	*(1)
$7,000,000	3ML + 3.47%, 5.8089%(5) Series I	7,057,750	*(1)
$750,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	783,577	*(1)
$4,791,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	5,279,442	*(1)
122,200	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	3,425,877	*(1)
$2,250,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	2,738,376	(2)
$3,500,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	3,753,750	*(1)
$730,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	670,687	**(2)
58,320	MB Financial, Inc., 6.00%, Series C	1,522,152	*(1)
	Morgan Stanley:
213,700	5.85% to 04/15/27 then 3ML + 3.491%, Series K	5,593,597	*(1)
85,000	6.875% to 01/15/24 then 3ML + 3.94%, Series F	2,393,175	*(1)
86,900	7.125% to 10/15/23 then 3ML + 4.32%, Series E	2,504,023	*(1)
235,200	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	6,559,728	*(1)
	PNC Financial Services Group, Inc.:
352,826	6.125% to 05/01/22 then 3ML + 4.067%, Series P	9,824,440	*(1)
$2,850,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	3,102,225	*(1)
$2,515,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	2,672,187	(1)(2)
$6,000,000	Societe Generale SA, 6.75% to 04/06/28 then SW5 + 3.929%, 144A****	5,685,000	**(2)
3,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	3,532,500
	Standard Chartered PLC:
$3,510,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	3,632,850	**(1)(2)
$1,500,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	1,558,125	**(1)(2)
157,400	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	4,272,623	*(1)
13,616	Sterling Bancorp, 6.50%, Series A	362,668	*
39,000	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	1,021,800	*
	Wells Fargo & Company:
24,700	5.625%, Series Y	629,230	*
325	7.50%, Series L	421,845	*
169,700	8.00%, Series J	4,262,016	*
81,100	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	2,100,085	*(1)
$1,250,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	1,318,750	*(1)
$1,458,000	3ML + 3.77%, 6.1106%(5) Series K	1,478,631	*(1)
106,200	6.625% to 03/15/24 then 3ML + 3.69%, Series R	2,921,562	*(1)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

Shares/$ Par	Value

Preferred Securities — (Continued)
Banking — (Continued)

$1,600,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	$1,437,297	**(1)(2)
	Zions Bancorporation:
5,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	135,980	*
$1,500,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,608,750	*
		175,585,130
Financial Services — 0.8%
$1,100,000	Credit Suisse Group AG, 7.50% to 07/17/23 then SW5 + 4.60%, 144A****	1,140,150	**(2)
$640,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	638,080	*
$610,000	General Motors Financial Company, 5.75% to 09/30/27 then 3ML + 3.598%, Series A	595,131	*
		2,373,361
Insurance — 20.3%
145,144	Allstate Corporation, 6.625%, Series E	3,775,645	*(1)
$1,290,000	Aon Corporation, 8.205% 01/01/27	1,583,475	(1)
	Arch Capital Group, Ltd.:
16,000	5.25%, Series E	387,955	**(2)
14,200	5.45%, Series F	352,018	**(2)
	Aspen Insurance Holdings Ltd.:
25,000	5.625%	626,500	**(2)
9,000	5.95% to 07/01/23 then 3ML + 4.06%	233,550	**(2)
$620,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	663,400	**(1)(2)
5,000	Axis Capital Holdings Ltd., 5.50%, Series E	124,950	**(2)
$1,550,000	Chubb Ltd.: Ace Capital Trust II, 9.70% 04/01/30	2,181,625	(1)(2)
210,000	Delphi Financial Group, 3ML + 3.19%, 5.5038%(5) 05/15/37	4,751,250	(1)
61,000	Enstar Group Ltd., 7.00% to 08/31/28 then 3ML + 4.015%, Series D	1,603,385	**(1)(2)
$1,519,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.6988%(5) 05/15/37	1,503,810	(1)
7,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	214,463
$6,351,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	7,510,058	(1)
	MetLife, Inc.:
$5,335,000	9.25% 04/08/38, 144A****	7,282,275	(1)
$4,130,000	10.75% 08/01/39	6,370,525	(1)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	718,365	(1)
	PartnerRe Ltd.:
33,950	5.875%, Series I	853,843	**(1)(2)
13,917	6.50%, Series G	365,460	**(1)(2)
117,494	7.25%, Series H	3,290,419	**(1)(2)
$704,000	Prudential Financial, Inc., 5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	737,074	(1)
$5,300,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	5,796,875	(1)(2)
24,400	RenaissanceRe Holdings Ltd., 5.75%, Series F	619,638	**(2)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

Shares/$ Par	Value

Preferred Securities — (Continued)
Insurance — (Continued)

$4,476,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	$4,925,838	(1)
60,339	W.R. Berkley Corporation, 5.75% 06/01/56	1,502,139	(1)
	XL Group Limited:
$2,000,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 5.3169%(5), 144A****	1,980,000	(1)(2)
$3,446,000	XL Capital Ltd., 3ML + 2.4575%, 4.7967%(5), Series E	3,394,655	(1)(2)
		63,349,190
Utilities — 6.4%
$900,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	918,000	*
$3,394,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	3,600,729	(1)
195,000	Dominion Energy, Inc., 5.25% 07/30/76, Series A	4,807,725	(1)
	DTE Energy Company:
30,000	5.375% 06/01/76, Series B	742,110	(1)
46,993	6.00% 12/15/76, Series F	1,234,976
$2,940,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	3,131,455	(1)(2)
2,200	Georgia Power Company, 5.00% 10/01/77, Series 2017A	54,043
17,800	Indianapolis Power & Light Company, 5.65%	1,826,102	*(1)
100,233	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,598,541	(1)
$440,000	NiSource, Inc., 5.65% to 06/15/23 then T5Y + 2.843%, 144A****	446,050	*
30,000	Southern California Edison: SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	781,650	*(1)
		20,141,381
Energy — 7.2%
$750,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	693,750
	DCP Midstream LP:
$1,550,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	1,552,906	(1)
5,200	7.875% to 06/15/23 then 3ML + 4.919%, Series B	134,602
$1,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	1,466,250	(1)(2)
$9,485,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 6.1349%(5) 10/01/37	9,537,467	(1)
	Energy Transfer Partners LP:
151,330	7.375% to 05/15/23 then 3ML + 4.53%, Series C	3,883,567	(1)
2,100	7.625% to 08/15/23 then 3ML + 4.738%, Series D	55,125
$1,000,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	947,500
3,000	Kinder Morgan, Inc., 9.75% 10/26/18, Series A	99,677	*
45,500	NuStar Logistics LP, 3ML + 6.734%, 9.0732%(5) 01/15/43	1,180,498
	Transcanada Pipelines, Ltd.:
$1,500,000	5.30% to 03/15/27 then 3ML + 3.208%, 03/15/77, Series 2017-A	1,440,938	(2)
$1,500,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,533,750	(1)(2)
		22,526,030

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

Shares/$ Par	Value

Preferred Securities — (Continued)
Real Estate Investment Trust (REIT) — 0.1%

4,540	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	$116,451
12,315	National Retail Properties, Inc., 5.20%, Series F	293,343
		409,794
Miscellaneous Industries — 2.9%
$600,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	660,000	(2)
$718,000	General Electric Company, 5.00% to 01/21/21 then 3ML + 3.33%, Series D	707,679	*(1)
$4,350,000	Land O’ Lakes, Inc., 7.25%, Series B, 144A****	4,708,875	*
34,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,079,625	*
		9,156,179
	Total Preferred Securities (Cost $289,274,524)	293,541,065

Corporate Debt Securities§ — 5.1%
Banking — 2.1%
$826,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	1,080,911	(1)
193,600	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	4,986,168	(1)
18,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	532,530
		6,599,609
Financial Services — 0.0%
$4,726,012	Lehman Brothers, Guaranteed Note, 5.843% 12/16/16,144A****	46,788	(3)(4)††
		46,788
Insurance — 1.3%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	4,083,550	(1)
		4,083,550
Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,147,443	(1)
		1,147,443
Communication — 0.5%
	Qwest Corporation:
29,941	6.50% 09/01/56	705,560
41,820	6.75% 06/15/57	1,022,708
500	7.00% 04/01/52	12,703
		1,740,971

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

Shares/$ Par	Value

Corporate Debt Securities — (Continued)
Miscellaneous Industries — 0.8%

$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	$2,424,600	(1)
		2,424,600
	Total Corporate Debt Securities (Cost $14,017,344)	16,042,961

Money Market Fund — 0.1%
434,205	BlackRock Liquidity Funds: T-Fund, Institutional Class	434,205
	Total Money Market Fund (Cost $434,205)	434,205

Total Investments (Cost $303,726,073***)	99.0%	310,018,231

Other Assets And Liabilities (Net)	1.0%	3,033,033

Total Managed Assets	100.0%‡	$313,051,264

Loan Principal Balance		(107,900,000)

Total Net Assets Available To Common Stock		$205,151,264

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) August 31, 2018 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2018, these securities amounted to $90,724,497 or 29.0% of total managed assets.

(1)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $193,264,099 at August 31, 2018.

(2)Foreign Issuer.

(3)Level 3, illiquid security (designation is unaudited; see Note 2: Additional Accounting Standards).

(4)Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2018.

(5)Represents the rate in effect as of the reporting date.

††The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML — 3-Month ICE LIBOR USD A/360

ISDA5 — 5-year USD ICE Swap Semiannual 30/360

SW5 — 5-year USD Swap Semiannual 30/360

SW10 — 10-year USD Swap Semiannual 30/360

T5Y — Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T10Y — Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

Flaherty & Crumrine Total Return Fund Incorporated STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1) For the period from December 1, 2017 through August 31, 2018 (Unaudited)

Value
OPERATIONS:
Net investment income	$9,792,841
Net realized gain/(loss) on investments sold during the period	(1,656,238)
Change in net unrealized appreciation/depreciation of investments	(8,167,265)
Net decrease in net assets resulting from operations	(30,662)
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(10,804,543)

Total Distributions to Common Stock Shareholders	(10,804,543)

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE period	$(10,835,205)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$215,986,469
Net decrease in net assets during the period	(10,835,205)
End of period	$205,151,264

(1)These tables summarize the nine months ended August 31, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements in its Annual Report dated November 30, 2017.

(2)May include income earned, but not paid out, in prior fiscal year.

11

Flaherty & Crumrine Total Return Fund Incorporated Financial Highlights(1) For the period December 1, 2017 through August 31, 2018 (Unaudited) For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.69
INVESTMENT OPERATIONS:
Net investment income	0.98
Net realized and unrealized gain/(loss) on investments	(0.98)
Total from investment operations	0.00
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.09)
Total distributions to Common Stock Shareholders	(1.09)
Net asset value, end of period	$20.60
Market value, end of period	$19.70
Common Stock shares outstanding, end of period	9,958,104
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	6.24	%*
Operating expenses including interest expense	2.58	%*
Operating expenses excluding interest expense	1.23	%*

SUPPLEMENTAL DATA: ††
Portfolio turnover rate	11	%**
Total managed assets, end of period (in 000’s)	$313,051
Ratio of operating expenses including interest expense to average total managed assets	1.70	%*
Ratio of operating expenses excluding interest expense to average total managed assets	0.81	%*

(1)These tables summarize the nine months ended August 31, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2017.

*Annualized.

**Not annualized.

†The net investment income ratio reflects income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated Financial Highlights (Continued) Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2017	$0.1260	$21.66	$21.61	$21.56
January 31, 2018	0.1260	21.42	19.79	19.93
February 28, 2018	0.1190	21.22	19.90	19.90
March 29, 2018	0.1190	21.07	19.81	19.72
April 30, 2018	0.1190	20.77	19.21	19.20
May 31, 2018	0.1190	20.53	19.39	19.44
June 29, 2018	0.1190	20.40	19.51	19.43
July 31, 2018	0.1190	20.51	19.70	19.76
August 31, 2018	0.1190	20.60	19.70	19.74

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited)

1.Aggregate Information for Federal Income Tax Purposes

At August 31, 2018, the aggregate cost of securities for federal income tax purposes was $315,346,504, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,377,992 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,706,265.

2.Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

●Level 1 – quoted prices in active markets for identical securities

●Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of August 31, 2018 is as follows:

	Total Value at August 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$175,585,130	$149,961,772	$25,622,358	$1,000
Financial Services	2,373,361	2,373,361	—	—
Insurance	63,349,190	34,432,859	28,916,331	—
Utilities	20,141,381	12,116,009	8,025,372	—
Energy	22,526,030	12,294,813	10,231,217	—
Real Estate Investment Trust (REIT)	409,794	409,794	—	—
Miscellaneous Industries	9,156,179	1,367,679	7,788,500	—
Corporate Debt Securities
Banking	6,599,609	5,518,698	1,080,911	—
Financial Services	46,788	—	—	46,788
Insurance	4,083,550	—	4,083,550	—
Energy	1,147,443	—	1,147,443	—
Communication	1,740,971	1,740,971	—	—
Miscellaneous Industries	2,424,600	—	2,424,600	—
Money Market Fund	434,205	434,205	—	—
Total Investments	$310,018,231	$220,650,161	$89,320,282	$47,788

During the reporting period, securities with an aggregate market value of $1,980,000 were transferred into Level 1 from Level 2. The securities were transferred due to an increase in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, securities with an aggregate market value of $4,477,595 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/17	$94,575	$1,000	$93,575
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(46,787)	—	(46,787)
Purchases	—	—	—
Sales	—	—	—
Transfer in	—	—	—
Transfer out	—	—	—
Balance as of 08/31/18	$47,788	$1,000	$46,788

For the nine months ended August 31, 2018, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(46,787).

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/18	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities (Banking)	$ 1,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.02% (0.01%)
Corporate Debt Securities (Financial Services)	46,788	Bankruptcy recovery and market information	Credit/Structure-specific recovery	0.5% - 2.0% (1.0%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly
Report

August 31, 2018

www.preferredincome.com

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	10/23/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	10/23/2018

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	10/23/2018

* Print the name and title of each signing officer under his or her signature.